Share Capital - Disclosure of Detailed Information About Gearing Ratio (Details) (Bendon Limited) - NZD ($) $ in Thousands	Jul. 31, 2018	Jan. 31, 2018	Jul. 31, 2017	Jan. 31, 2017	Jun. 30, 2016	Jun. 30, 2015
Disclosure of classes of share capital [line items]
Total borrowings	$ 1,247	$ 1,159
Less Cash and cash equivalents	(4,173)	(10,739)	$ (3,464)	$ (2,644)
Equity	$ 16,232	(5,710)	$ (14,781)	(9,044)
Bendon Limited [Member]
Disclosure of classes of share capital [line items]
Total borrowings		52,121		68,998	$ 77,593	$ 56,273
Less Cash and cash equivalents		(10,739)		(2,644)	(4,193)	(1,246)
Net debt		41,382		66,354	73,400	55,027
Equity		(5,710)		(9,044)	(17,876)	2,839
Total Capital		$ 35,672		$ 57,310	$ 55,524	$ 57,866
Gearing ratio		116.00%		116.00%	132.00%	95.00%